UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018 (January 18, 2018)

Nemus Bioscience, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Boulevard, Suite 1100, Costa Mesa, CA 92626

(Address of principal effective offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 396-0330

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement, Registration Rights Agreement and Warrant Agreement with Emerald

On January 19, 2018, Nemus Bioscience, Inc. (“Nemus”) announced that it has received the remaining $400,000 in funding under the previously announced Secured Promissory Note for a convertible loan (the “Bridge Loan”) with Emerald Health Sciences Inc. (“Emerald”), has entered into a Securities Purchase Agreement (the “Agreement”) with Emerald pursuant to which Nemus issued and sold to Emerald 15,000,000 shares (the “Shares”) of Nemus’ common stock, par value $0.001 per share (the “Common Stock”), and a warrant to purchase 20,400,000 shares of Common Stock at an exercise price of $0.10 per share for a term of five years (the “Warrant” and, together with the Shares, the “Securities”) for aggregate gross proceeds of $1,500,000 (the “Initial Closing”). Pursuant to the Agreement, Emerald has committed to purchase a minimum of at least 10,000,000 shares of Common Stock and a warrant for at least 13,600,000 shares of Common Stock at the same price for the Securities on or before February 28, 2018 (the “Second Closing”). Concurrently with the Initial Closing, the outstanding balance of the Bridge Loan automatically converted into 9,000,000 shares of Common Stock.

The Securities were sold in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D. Nemus intends to use the proceeds of the Initial Closing for general corporate purposes, including, without limitation, to pay down obligations and other working capital items.

As part of the terms of the Agreement, Nemus entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Emerald pursuant to which Nemus has agreed to file a registration statement to register for resale the Shares and the shares of Common Stock underlying the Warrant within 30 calendar days following the Initial Closing. Subject to certain exceptions, in the event the registration statement does not become effective within certain time periods set forth in the Registration Rights Agreement, Nemus would be required to pay Emerald an amount in cash equal to 1.5% of the aggregate purchase price of the Preferred Shares for each 30-day period or pro rata for any portion thereof until such time as the registration statement becomes effective or the Shares and the shares of Common Stock underlying the Warrant sold in the Initial Closing may be sold by Emerald pursuant to Rule 144 without any restrictions or limitations.

The foregoing description of the Agreement, the Registration Rights Agreement and the Warrant does not purport to be complete and is qualified in its entirety by the Agreement, the Registration Rights Agreement and the Warrant attached hereto as Exhibits 4.1, 10.1, 10.2, each of which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference.

On January 18, 2018, Nemus entered into a Restricted Stock Agreement with each of Dr. Murphy, Elizabeth Berecz and Cosmas N. Lykos granting 900,000, 700,000 and 900,000 shares of restricted Common Stock (the “Restricted Stock”), respectively. Pursuant to the terms of the Restricted Stock Agreements, the Restricted Stock vests in equal 50% installments on the first and second anniversaries of the grant date, subject to continued employment with Nemus through the applicable vesting date. The Restricted Stock were issued in transactions exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D.

The foregoing description of the Restricted Stock Agreements does not purport to be complete and is qualified in its entirety by the form of Restricted Stock Agreement attached hereto as Exhibit 4.1, which is incorporated herein by reference.

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Item 5.01 Changes in Control of Registrant.

As a result of the Initial Closing, a change of control has occurred and Emerald beneficially owns approximately 50.5% of the Common Stock of the Company on an as-converted basis. The source of funds for the Agreement and the Bridge Loan was working capital of Emerald. The information set forth under Item 1.01 and 5.02 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Agreement and effective as of the Initial Closing, each of Cosmas N. Lykos, Douglas S. Ingram, Thomas A. George and Gerald W. McLaughlin resigned from the board of directors of Nemus (the “Board”). Effective as of the Initial Closing, the size of the Board was reduced to three directors and Punit Dhillon and Jim Heppell were appointed as members of the Board. Dr. Brian S. Murphy continues as a director of Nemus.

Messrs. Dhillon and Heppell will be compensated for their service on the Board in accordance with the Company’s director compensation program as outlined in the Company’s last proxy statement. The Company entered into indemnification agreements with Messrs. Dhillon and Heppell in the form of the Company’s standard form of indemnification agreement. Messrs. Dhillon and Heppell are not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than the Agreement, there were no arrangements or understandings pursuant to which Messrs. Dhillon and Heppell were selected as directors.

Item 7.01 Regulation FD Disclosure.

On January 19, 2019, Nemus issued a press release announcing the remaining financing under the Bridge, the entering into the Agreement and the Initial Closing. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of Nemus’ filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Warrant to Purchase Common Stock (contained in Exhibit 10.1 filed herewith).
4.2	Form of Restricted Stock Agreement, by and between Nemus Bioscience, Inc. and the Restricted Stockholders party thereto.
10.1	Securities Purchase Agreement, dated January 18, 2018, by and among Nemus Bioscience, Inc., Nemus and Emerald Health Sciences Inc.
10.2	Form of Registration Rights Agreement, by and between Nemus Bioscience, Inc. and Emerald Health Sciences Inc. (contained in Exhibit 10.1 filed herewith).
99.1	Press release dated January 19, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nemus Bioscience, Inc.

Date: January 22, 2018	By:	/s/ Brian Murphy
Brian Murphy
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Warrant to Purchase Common Stock (contained in Exhibit 10.1 filed herewith).
4.2	Form of Restricted Stock Agreement, by and between Nemus Bioscience, Inc. and the Restricted Stockholders party thereto.
10.1	Securities Purchase Agreement, dated January 18, 2018, by and among Nemus Bioscience, Inc., Nemus and Emerald Health Sciences Inc.
10.2	Form of Registration Rights Agreement, by and between Nemus Bioscience, Inc. and Emerald Health Sciences Inc. (contained in Exhibit 10.1 filed herewith).
99.1	Press release dated January 19, 2018

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